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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 14, 1998



                           OXIS INTERNATIONAL, INC.
                         ----------------------------
            (Exact name of registrant as specified in its charter)



      DELAWARE                     0-8092                  94-1620407
 ----------------                  ------                  ----------
(State or Other          (Commission File Number)  (IRS Employer Identification
 Jurisdiction of                                                 No.)
 Incorporation)


         6040 N. CUTTER CIRCLE, SUITE 317, PORTLAND, OREGON 97217-3935
         -------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (503) 283-3911
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 5.  OTHER EVENTS


     On July 14, 1998, Oxis International, Inc., a Delaware corporation (the "Company"), amended its Certificate of Incorporation to increase its authorized number of shares of Common Stock from 50,000,000 shares to 95,000,000 shares. In addition, the amendment reduced the par value of the Company's Common Stock from Fifty Cents ($0.50) per share to one-tenth of one cent ($0.001) per share.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)
Exhibit Number                                           Exhibit
--------------                                           -------
3(a)                                      Second Restated Certificate of
                                          Incorporation, as amended to date.








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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  September 21, 1998                OXIS INTERNATIONAL, INC.
                                         (REGISTRANT)



                                         By:  /s/Jon S. Pitcher
                                              -----------------
                                         Name: Jon S. Pitcher
                                         Title:  Chief Financial Officer and
                                         Secretary




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                                 EXHIBIT INDEX
                                 -------------



 Exhibit No.                                              Page Number
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3(a)                                                           5






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